                                                                    EXHIBIT 99.2


                          INDEX TO FINANCIAL STATEMENTS



Texas Eastern Products Pipeline Company, LLC

         Independent Auditors' Report.....................................................................      F-2

         Consolidated Balance Sheets......................................................................      F-3

         Notes to Consolidated Balance Sheets.............................................................      F-4

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Texas Eastern Products Pipeline Company, LLC:


We have audited the accompanying consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2000 (see Note 1 of the Notes to the Consolidated Balance Sheets). This consolidated financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in that balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




                                                 KPMG LLP


Houston, Texas
June 1, 2001

                  TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC
                                 AND SUBSIDIARY

                           Consolidated Balance Sheets

                                 (In thousands)



                                                          SEPTEMBER 30,      DECEMBER 31,
                                                               2001              2000
                                                          --------------    --------------
                                                           (UNAUDITED)
                                   ASSETS

Current Assets:
    Accounts receivable, TE Products Pipeline Company,
       Limited Partnership                                $       12,522             5,053
    Accounts receivable, TCTM, L.P.                                  731             1,584
                                                          --------------    --------------

                Total current assets                              13,253             6,637

Advances to related parties                                        7,678               387

Investment in TE Products Pipeline Company,
    Limited Partnership                                               --             2,383

Investment in TEPPCO Partners, L.P.                               11,848             1,823

Investment in TCTM, L.P.                                              --             1,913
                                                          --------------    --------------

                Total assets                              $       32,779            13,143
                                                          ==============    ==============

                        LIABILITIES AND MEMBER'S EQUITY

Current liabilities - accrued income taxes                $          350               382

Deferred income taxes                                                806               979

Member's equity:
    Member's equity                                               41,623            21,782
    Note receivable, Duke Energy Field Services, LP              (10,000)          (10,000)
                                                          --------------    --------------

                Total member's equity                             31,623            11,782
                                                          --------------    --------------

                Total liabilities and member's equity     $       32,779            13,143
                                                          ==============    ==============



See accompanying Notes to Consolidated Balance Sheets

(1)    BASIS OF PRESENTATION

       The accompanying consolidated balance sheets include the accounts of Texas Eastern Products Pipeline Company, LLC and its wholly-owned subsidiary TEPPCO Investments, LLC (collectively, the Company). On March 31, 2000, Texas Eastern Products Pipeline Company and TEPPCO Investments, Inc. were converted to limited liability companies, with a resulting name change for both companies to Texas Eastern Products Pipeline Company, LLC and TEPPCO Investments, LLC, respectively. Additionally on March 31, 2000, Texas Eastern Products Pipeline Company, LLC (the LLC) distributed its ownership of a wholly-owned subsidiary, TEPPCO Holdings, Inc. to Duke Energy Corporation (Duke Energy), the Company's ultimate parent. The LLC also distributed to, and Duke Energy assumed, all assets and liabilities of the LLC, except those relating to the performance of its duties as general partner of the Partnership (see below) and $10 million of the demand note receivable due from Duke Energy Field Services, LP (DEFS), a joint venture formed between Duke Energy and Phillips Petroleum Corporation. Also on March 31, 2000, Duke Energy indirectly contributed its remaining investment in the LLC to DEFS.

       Prior to July 26, 2001, the Company was the general partner of TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership and TCTM, L.P. On July 26, 2001, the Company restructured its general partner ownership of TE Products Pipeline Company, Limited Partnership and TCTM, L.P. (collectively, the Operating Partnerships) to cause them to be wholly-owned by TEPPCO Partners, L.P. (the Partnership). TEPPCO GP, Inc. (TEPPCO GP), a subsidiary of the Partnership, succeeded the Company as general partner of the Operating Partnerships. All remaining partner interests in the Operating Partnerships not already owned by the Partnership were transferred to the Partnership. In exchange for this contribution, the Company's interest as general partner of the Partnership was increased to 2%. The increased percentage is the economic equivalent of the aggregate interest the Company had prior to the restructuring through its combined interests in the Partnership and the Operating Partnerships.

       On September 30, 2001, the Partnership completed the purchase of Jonah Gas Gathering Company (Jonah). The acquired business is owned through TEPPCO Midstream Companies, L.P. (TEPPCO Midstream). The Partnership holds a 99.999% limited partner interest in TEPPCO Midstream and TEPPCO GP holds the remaining .001% interest as general partner. The Jonah assets will be commercially managed and operated by DEFS.

       The Company, as general partner, performs all management and operating functions required for the Partnership pursuant to the Agreements of Limited Partnership of TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., and TEPPCO Midstream Companies, L.P. (collectively, the Partnership Agreements). The general partner is reimbursed for all reasonable direct and indirect expenses incurred in managing the Partnership, the Operating Partnerships and TEPPCO Midstream.

       These consolidated balance sheets should be read in conjunction with the consolidated financial statements and notes thereto presented in the TEPPCO Partners, L.P. Annual Report on Form 10-K for the year ended December 31, 2000.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION

       The consolidated balance sheets include the accounts of the Company. Significant intercompany items have been eliminated in consolidation. The Company's investments in the Partnership are accounted for using the equity method.

       CASH AND CASH EQUIVALENTS

       Cash equivalents are defined as all highly marketable securities with a maturity of three months or less when purchased. The Company generally does not maintain cash balances. Cash transactions are generally settled through intercompany accounts.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       Accounts receivable and accounts payable approximate fair value due to the short-term maturity of these financial instruments. The fair value of the Company's note receivable is more fully described in note 4, Note Receivable.

       USE OF ESTIMATES

       The preparation of the consolidated balance sheets in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

       INCOME TAXES

       As discussed in note 1, Basis of Presentation, on March 31, 2000, Texas Eastern Products Pipeline Company and TEPPCO Investments, Inc. were converted to limited liability companies, and the Company's ownership of TEPPCO Holdings, Inc. was distributed to Duke Energy. As such, the Company became a nontaxable entity for federal income tax purposes as of March 31, 2000, but remains a taxable entity for state income taxes.

       Prior to March 31, 2000, the Company followed the asset and liability method of accounting for federal income tax. Under this method, deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. These deferred income taxes are measured by applying enacted tax laws and statutory tax rates applicable to the period in which the differences are expected to affect taxable income. Also prior to March 31, 2000, under an agreement with Duke Energy, the Company computed federal taxes as if it was filing a separate consolidated tax return and paid such tax, if any, to Duke Energy in lieu of federal taxes otherwise payable to the government. The Company continues to follow the asset and liability method of accounting for state income taxes.

       INTERIM FINANCIAL STATEMENT

       The accompanying interim unaudited consolidated balance sheet reflects all adjustments which are, in the opinion of management, of a normal and recurring nature and necessary for a fair statement of financial position of the Company as of September 30, 2001.

(3)    RELATED-PARTY TRANSACTIONS

       Pursuant to the Partnership Agreements, the Company is entitled to reimbursement of all direct and indirect expenses related to business activities of the Partnership (see note 1). Accounts receivable, TE Products Pipeline Company, Limited Partnership and accounts receivable, TCTM, L.P. on the consolidated balance sheets represent unpaid amounts charged to the Partnership for these costs. Advances to related parties on the consolidated balance sheets primarily represent advances made to DEFS.

(4)    NOTE RECEIVABLE

       As of September 30, 2001 and December 31, 2000, the Company held a $10 million demand note receivable due from DEFS. Interest is payable quarterly. The rate on the note fluctuates quarterly based on the one-month LIBOR rate, plus 50 basis points, as of the last day of the preceding calendar quarter. Under the terms of the note, DEFS may prepay the note, in whole or in part, without premium or penalty. The Company believes that the amount included in the consolidated balance sheets for the note receivable materially represents fair value at September 30, 2001 and December 31, 2000, as the underlying interest rate is based on market rates. The note receivable due from DEFS is classified as contra-equity on the consolidated balance sheet as of September 30, 2001 and December 31, 2000. On March 31, 2000, the LLC distributed $115 million of the note receivable to Duke Energy (see note 1), reducing the note receivable balance from $125 million to $10 million.

(5)    INVESTMENTS

       Prior to July 26, 2001, the Company owned a 1.0101% general partner interest in each of the Operating Partnerships and a 1.0% general partner interest in the Partnership. On July 26, 2001, the Company restructured its general partner ownership of the Operating Partnerships to cause them to be wholly-owned by the Partnership. TEPPCO GP, a subsidiary of the Partnership, succeeded the Company as general partner of the Operating Partnerships. All remaining partner interests in the Operating Partnerships not already owned by the Partnership were transferred to the Partnership. In exchange for this contribution, the Company's interest as general partner of the Partnership was increased to 2%. The increased percentage is the economic equivalent of the aggregate interest the Company had prior to the restructuring through its combined interests in the Partnership and the Operating Partnerships (see note 1).

       The assets and liabilities of the Partnership are summarized below (in thousands):

                                                 SEPTEMBER 30,     DECEMBER 31,
                                                      2001             2000
                                                 --------------   --------------
                                                  (UNAUDITED)
Current assets                                   $      359,367          363,397
Property, plant and equipment, net                    1,143,196          949,705
Other assets                                            570,987          309,708
                                                 --------------   --------------

                                                 $    2,073,550        1,622,810
                                                 ==============   ==============

Current liabilities                              $      729,271          358,271
Long-term debt                                          861,807          835,784
Other liabilities and deferred credits                   15,956            3,991
Redeemable Class B Units held by related party          106,270          105,411
Minority interest                                            --            4,296
Partners' capital                                       360,246          315,057
                                                 --------------   --------------

                                                 $    2,073,550        1,622,810
                                                 ==============   ==============

(6)    INCOME TAXES

       As discussed in note 1, Basis of Presentation, as of March 31, 2000, Texas Eastern Products Pipeline Company and TEPPCO Investments, Inc. were converted to limited liability companies, and the Company's ownership of TEPPCO Holdings, Inc. was distributed to Duke Energy. As such, the Company became a nontaxable entity for federal income tax purposes as of March 31, 2000. In connection with the conversion to limited liability companies, the federal deferred tax liability balance of $39.2 million at March 31, 2000 was recorded as a tax benefit in earnings. Also discussed in note 1, Basis of Presentation, in connection with the contribution of the LLC to DEFS on March 31, 2000, accrued income taxes of $15.7 million and deferred taxes of $2.2 million of the Company were assumed by Duke Energy.

       At September 30, 2001 and December 31, 2000, accrued income taxes payable was comprised of $350,000 and $382,000, respectively, of state income taxes.

       As of September 30, 2001 and December 31, 2000, the difference between the financial statement carrying value and related tax basis of existing assets and liabilities, primarily the Company's equity investments in the Partnership, resulted in a deferred tax liability for state income taxes of $806,000 and $979,000, respectively.